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                                                                    EXHIBIT 23.2


                      Consent of PricewaterhouseCoopers LLP

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 22, 2000 relating to the consolidated financial statements of High Speed Access Corp., which appears in High Speed Access Corp.'s Annual Report on Form 10-K for the year ended December 31, 1999.



PRICEWATERHOUSECOOPERS LLP

Louisville, Kentucky
September 19, 2000